THE MAINSTAY FUNDS

MainStay 130/30 High Yield Fund

Supplement dated September 3, 2008 (“Supplement”)
to the MainStay 130/30 Funds Prospectus and Statement of Additional Information
dated February 28, 2008 (“Prospectus” and “SAI”)

This Supplement updates certain information contained in the above-dated Prospectus and SAI for the MainStay 130/30 High Yield Fund (the “Fund”). You may obtain copies of the Prospectus and SAI applicable to the Fund free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Effective immediately, the Fund is available for sale in all states and territories of the United States of America.

PLEASE RETAIN THIS SUPPLEMENT FORYOUR FUTURE REFERENCE